SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  October 21, 2003

McMoRan Exploration Co.

                  Delaware                                               001-07791                              72-1424200

               (State of other                                      (Commission File                        (IRS Employer

                jurisdiction of                                              Number)                               Identification)

               incorporation or

                 organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 12. Results of Operations and Financial Condition.

McMoRan Exploration Co. issued a press release dated October 21, 2003 regarding its third-quarter and nine months 2003 results (Exhibit 99.1) and presented slides (Exhibit 99.2) on its web site that accompanied its earnings conference call.

SIGNATURE

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMoRan Exploration Co.

By:  /s/ C. Donald Whitmire, Jr.

     ------------------------------------

         C. Donald Whitmire, Jr.

    Vice President & Controller -

          Financial Reporting

    (authorized signatory and

     Principal Accounting Officer)

Date:  October 22, 2003

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1

Press Release dated October 21, 2003  "McMoRan Exploration Co. Reports Third Quarter and Nine Month 2003 Results and Updates Gulf of Mexico Drilling Activities."

99.2

Slides presented in conjunction with October 21, 2003 McMoRan Third-Quarter 2003 earnings conference call conducted via the internet.